Exhibit 99.1

Helmerich & Payne, Inc. Meetings with Investors May 2018

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Market conditions H&P’s long term strategy Most capable and uniform land drilling fleet – Family of SolutionsTM Market share leader in the U.S. Technology driven wellbore quality and accuracy Very strong balance sheet and robust term contract backlog Presentation Outline

Drilling Market Conditions Higher oil prices boding well for increasing drilling demand and improving dayrates Customer level of interest in putting additional rigs to work continues to increase Additional demand for super-spec rigs continues as replacement cycle persists and well complexity increases Leading-edge super-spec FlexRig pricing is in the low-to-mid $20k/day range Average FlexRig spot pricing still in high-teens, but expected to accelerate during the next few months

H&P’s Long Term Strategy Innovation Technology Safety, operational excellence and reliability Customer satisfaction Financial strength

H&P’s Global Rig Fleet * The U.S. Land Super-Spec portion of the 2018E global rig fleet is as of 5/16/2018. The Company plans to upgrade additional rigs to super- spec status throughout 2018. ** The combined rig specifications of AC drive with 1,500 hp drawworks, 750,000# hookload ratings, 7,500 psi mud circulating systems and multiple-well pad drilling systems fit the description of what some industry followers refer to as “super-spec” rigs (or “Super-Spec”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. 396

H&P’s Experience and Expertise People, systems and the operational support structures in place to drive high performance and reliability 2,000+ rig years of AC drive operational experience Expertise within an integrated business model (designing, building and upgrading fleet) provides the best value solution for customers

H&P Uniquely Positioned – Family of SolutionsTM Positioned to take market share in a strong or moderate market recovery Uniquely leveraged to provide E&P companies the rig of choice Design of FlexRig fleet allows for broad range of rig upgrades and provides a digital platform

CapEx Upgrade Opportunities 7,500 psi mud circulating systems Multi-well pad drilling capability Third mud pump 25,000+ ft setback capability Increased mud volume capability Other customer specific upgrades

Competitive Benefits of Uniform FlexRig Fleet Uniform fleet creates adaptive environment to reach maximum efficiency for people, equipment and technology Uniform fleet is critical in increasingly complex basins providing consistent and reliable operations Uniform fleet is efficient and cost advantageous Crew training and rotation Parts and supplies - standardized and available Consistent technology upgrades across fleet Higher level of predictability and consistency Ability to anticipate, identify, control and remove exposures Minimal downtime for super-spec upgrades, which improve drilling performance and provide higher quality wellbores (7500 psi, 3rd pumps, rack back, etc.)

Most Capable & Uniform Fleet Creates Opportunity Greater scale than any competitor; ability to upgrade and deploy a total of 270 FlexRigs in U.S. Land segment to rig specifications in highest demand without investing in new builds Approximately 40% market share of the active rigs in highest demand (super-spec) in U.S. Land 86 upgradeable FlexRigs remaining in U.S. Land segment (28 already contracted); attractive leverage to our bottom line Higher specification rigs provided in a capital-efficient way without the need to over invest (compared to building new rigs) Integrated Model, with proven ability to deliver the best rigs and the best returns in sector creates opportunity (As of May 16, 2018)

H&P’s Lead in U.S. Land AC Drive Rigs May 2018 activity (all U.S. land rigs) with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload 2014 Peak activity (all U.S. land rigs) * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings. ** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. 0 40 80 120 160 200 240 280 320 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload* AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload (existing as of first quarter announcements of calendar 2018) Idle Active

* ~70% are optimal for multiple-well pad drilling applications. H&P U.S. Land Fleet – Family of SolutionsTM 1,500 hp AC Drive FlexRigs*, including 270 Upgraded or Upgradeable to Rig Specifications in High Demand** 350 Available H&P U.S. Land Rigs ** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (270) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (“Upgraded”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. (As of May 16, 2018) Upgraded (~184) Potential Upgrade Candidates (~86) Other (~56)

(~720 Rigs as of May 2018) Active AC Drive U.S. Rig Market Share Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). HP 30% PTEN 20% NBR 14% PDS 8% Other Land Drillers 28%

U.S. Land Market Share Leader As of May 2018 (~1,080 Active Rigs in U.S. Land) Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Values for PTEN include active rigs acquired from Seventy Seven Energy (SVNT). 0% 6% 12% 18% 24% HP PTEN NBR PDS UNT Estimated Market Share

U.S. Land Market Share Gains Since 2014 Peak Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. * Values for PTEN include active rigs recently acquired from Seventy Seven Energy (SVNT). -2.0% 0.0% 2.0% 4.0% 6.0% HP PDS PTEN* NBR U.S. Land Market Share Gains from October 2014 to May 2018

Leading U.S. Unconventional Driller (218 H&P Contracted Land Rigs est. for 5/16/18) Permian Basin , 111 Eagle Ford Shale , 33 Oklahoma Woodford , 32 Haynesville/Cotton Valley , 8 Bakken Shale , 8 Piceance Basin , 7 Marcellus Shale , 6 Utica Shale , 5 Niobrara Shale , 4 Mississippian , 2 Woodbine , 1 Other Gas (Dry and Liquids Rich) , 1

Performance Is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Uniform Fleet Size & Scale Operational Support Network Processes/Data Maintenance Supply Chain

Customer Satisfaction Matters H&P has been rated 1st in total customer satisfaction for TEN YEARS IN A ROW* Value creation for the customer is not only driven by having the right rig. It is also driven by service; the ability of an organization to deliver top performance with that rig. Better service drives value, customer satisfaction, market share and pricing. When combined with capital discipline, customer satisfaction also drives shareholder value. * Please refer to EnergyPoint Research.

Benefits of an Integrated Model CONTINUOUS IMPROVEMENT DESIGN (and redesign) FABRICATE (and upgrade) OPERATE (and improve)

H&P Adding to the Family of SolutionsTM Wellbore Quality and Accuracy Critical to Extracting Value from Shale Assets Recent MOTIVE and MagVAR acquisitions create a powerful platform and compelling value opportunity for E&P companies Offers flexibility to select best technology regardless of drilling contractor Brings new level of accuracy to directional drilling MOTIVE drills higher quality wellbores with a scalable, repeatable, data driven platform approach MagVAR reduces surveying uncertainty by 50-60%, increases horizontal well economics while reducing risk

Challenge: Inconsistent Directional Drilling Drilling Performance Varies Widely Increased Tortuosity of Wellbores Poor Drilling Accuracy – Missed Targets Downhole Tool Failures Late Target Changes at Landing These inefficiencies cost industry billions in lost time and production

Directional Complexity/Velocity Trend 23 S-Well Horizontal Extended Reach Turnazontal SPEED AND COMPLEXITY CONTINUOUSLY INCREASING Industry Attempting to Hire Artists, Need to Convert Art Into Science

Motive Bit Guidance System Bit Guidance is a completely new approach to directional drilling, enabling repeatable execution of High Quality Wellbores by: Completely Automating ALL of the Following Tasks: Data Analysis Real-Time Forward Modeling of Bit Position More Detailed and Truthful Survey and Slide Reports – Creation and Distribution Slide/Rotate/Orientation Guidance Based on Well Economics Formation Top Detection for Earlier Determination of Target Changes Providing Real-Time Performance Feedback for real-time improvement Providing Post Well Analysis of computations for continuous performance improvement

MOTIVE Drilling Technologies, Inc. MOTIVE is the industry leader in the use of cognitive computing to guide the directional drilling process. Motive has commercially drilled more than 5 million feet across all of the major U.S. shale plays and Canada and has been issued 15 US Patents. The Motive Bit Guidance System is a directional drilling automation platform that: Drills with a higher degree of factory-like consistency by using task automation Drills better wells more efficiently by using all available data in real-time Reduces lifting costs by delivering less tortuous wellbores Improves hydrocarbon production potential through better accuracy and less tortuous wellbores MOTIVE will remain available to all E&P operators and directional drilling service providers regardless of which drilling rig contractor is used

Value Driven AutomationTM Target Zone Real-Time Economic Driven Decisions Millions of potential options are considered by Guidance System to find the optimal convergence back to the well plan. Convergence Planner considers costs and value associated with: Drilling Speed Risk Associated with Tortuosity Lost Production Potential Most Valuable Path Executed

Challenge: Sensor Error Accumulates 27 Objective Reality Accurate Placement/Spacing Critical to Maximize Well Economics

Accurate Wellbore Placement Matters Reservoir: Optimal drainage Completions: Controlling hydraulic communication Geology: Better data for geological mapping Regulatory: Greater confidence wells are within boundaries Drilling: Reduced collision risk for future in-fill drilling Illustration courtesy of Pioneer Natural Resources

Magnetic Variation Services MagVAR is a leading provider of MWD geomagnetic referencing and survey quality management Real-time center serving active horizontal rigs drilling in North America Utilized for over 40 E&P companies 3,000+ wells analyzed and corrected

Well Placement is Critical MagVAR services reduce standard surveying uncertainty by 50-60%, increasing horizontal well economics while reducing risk. Precise well placement enables maximum reservoir drainage More accurate positional data leads to better geological models Less positional uncertainty reduces risk of well on well collision Maintaining accurate well spacing reduces occurrences of frac hits during completions

H&P / Motive / MagVAR Strategic Value Technology Leaders: H&P Provides- Industry Leader for High Performance Rigs Largest and Most Standardized AC Rig Fleet/Platform Solutions for Controls & Automation Market Share Leader in US Land Rig Deployment MOTIVE Provides- Leading Directional Decision Automation Platform Advanced Data Analytics and Visualization Tools Proven Remote Directional Drilling Deployment >400 Wells of Commercial Directional Drilling Decision Automation MagVAR Provides- Leader in US Land Survey Corrections Optimal Lateral Spacing Leading to Greater EURs Digital Workflows to Reduce Human Gross Error Consistent Results in Real-Time

24/7 Technical and Performance Solutions Center of Excellence Tulsa, OK Staffed by Technicians & Drillers Motive Command Center Dallas, TX Staffed by Directional Drillers MagVAR Real-Time Center Denver, CO Staffed by Engineers

H&P’s Strong Balance Sheet (As of March 31, 2018) 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings. 0% 10% 20% 30% 40% 50% 60% 70% NBR PDS UNT PTEN HP

The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 5/16/18. Given notifications as of 5/16/18, the Company expects to generate approximately $2 million in the third fiscal quarter of 2018 and approximately $3 million over the next 6 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees. H&P Global Fleet Under Term Contract * 0 10 20 30 40 50 60 70 80 90 100 110 120 130 FY18 FY19 FY20 FY21 Number of Rigs Already Under Long - Term Contracts (Estimated Annual Average) Term Contract Status - H&P Global Fleet * ( As of 5/16/18 ) U.S. Land International Land Offshore

FlexRig Fleet and a Digital Platform Most Capable and Uniform Fleet Growing Market Share Meeting Wellbore Quality & Accuracy Challenges Strong Balance Sheet Robust Backlog H&P Winning Strategy

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Additional References

Third Fiscal Quarter H&P Outlook (As of April 26, 2018) Drilling Operations Outlook for 3Q of Fiscal 2018 Compared to 2Q of Fiscal 2018 U.S. Land Segment Revenue days expected to increase by approximately 7% Average rig revenue per day expected to be roughly $23,000 (excluding any impact from early termination revenue) Average rig expense per day expected to be roughly $14,400 Offshore Segment Revenue days expected to increase by approximately 15% Average rig margin per day expected to be approximately $10,500 Management contracts expected to generate approximately $4 to $5 million in operating income International Land Segment Revenue days expected to increase by approximately 5% to 10% Average rig margin per day expected to be roughly $9,000 Other Estimates for Fiscal 2018 Capital expenditures are expected to be in the range of approximately $400 to $450 million The estimate for general and administrative expenses is expected at approximately $190 million Depreciation is expected to be approximately $585 million (including abandonment charges estimated at roughly $35 million)

~240 rigs are optimal for multiple-well pad drilling (~95% of which are equipped with skidding systems and the remainder with walking systems). The remaining SCR rigs in the U.S. Land segment have a 3,000 hp drawworks rating. H&P Activity as of May 16, 2018 Rigs Working/ Contracted 218 218 0 6 19 243 Rigs Available 350 348 2 8 38 396 % Contracted 62% 63% 0% 75% 50% 61% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total Fleet (2) (1)

H&P’s U.S. Land Fleet Activity (1) Includes rigs on standby dayrates. Includes completed new builds pending delivery and not generating revenue days. (2) 118 73 28 29 26 22 10 19 33 59 95 93 98 89 91 179 158 128 117 104 84 72 67 73 87 87 98 102 118 127 297 233 161 153 134 111 87 91 109 147 183 191 200 207 218 0 30 60 90 120 150 180 210 240 270 300 330 Avg. Q1FY15 Avg. Q2FY15 Avg. Q3FY15 Avg. Q4FY15 Avg. Q1FY16 Avg. Q2FY16 Avg. Q3FY16 Avg. Q4FY16 Avg. Q1FY17 Avg. Q2FY17 Avg. Q3FY17 Avg. Q4FY17 Avg. Q1FY18 Avg. Q2FY18 Est. for 5/16/18 Number of Active H&P U.S. Land Rigs Active Rigs in Spot Market Active Rigs on Term Other Rigs on Term

Contracted Idle Total Long-term Contracts Argentina 16 3 19 10 Bahrain 1 2 3 Colombia 2 6 8 Ecuador 6 6 U.A.E. 2 2 Total 19 19 38 10 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 10 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. Four of the 16 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. (2) Rig Fleet Status (as of May 16, 2018) (1) (3)

U.S. Activity by Well and Rig Type Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. ~1,080 Active U.S. Land Rigs (May 2018) Horiz & Dir AC Drive Rigs Horiz & Dir SCR & Mech Rigs Vertical All Rigs Horizontal or Directional Wells Being Drilled with AC Drive Rigs 65% Horizontal or Directional Wells Being Drilled with SCR or Mechanical Rigs 27% Vertical Wells Being Drilled 8%

Increasing Focus on More Difficult Drilling 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count) U.S. Rig Activity by Drilling Type Vertical Drilling Horizontal or Directional Drilling

U.S. Land Horizontal and Directional Activity (~990 Rigs as of May 2018) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. AC Drive Rigs 71% Legacy Rigs 29%

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of May 2018) 0% 10% 20% 30% 40% 50% 60% 70% 80% Percentage of Active U.S. Land Rigs Drilling Horizontal and Directional Well Paths AC Drive Rigs SCR Rigs Mechanical Rigs

Drilling Activity in the U.S. 0 500 1,000 1,500 2,000 2,500 Number of Active U.S. Land Rigs (BHI North American Rotary Rig Count) BHI U.S. Land Rig Count

Unconventional Drilling in the Permian Note: The above estimates are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. (As of May 2018) H&P’s Active Rigs in the Permian Basin Total Active Rigs in the Permian Basin 0 25 50 75 100 125 0 100 200 300 400 500 H&P Horizontal / Directional Vertical

Oil vs. Natural Gas Directed Rig Count 0 500 1,000 1,500 2,000 2,500 Number of Active U.S. Rigs (BHI North American Rotary Rig Count) Total Active Rigs Rigs Drilling for Oil Rigs Drilling for Gas

Oil and Natural Gas Prices Source: Energy Information Administration and Nasdaq IR Insight (FactSet). Oil Prices Natural Gas Prices $0 $20 $40 $60 $80 $100 $120 $140 $160 $0 $2 $4 $6 $8 $10 $12 $14 $16 U.S. Dollars per Million British Thermal Units U.S. Dollars per Barrel Daily Prices Henry Hub Spot West Texas Intermediate Spot

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multiple-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible (services) $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Center of Excellence – Tulsa, OK 24/7 Technical and Performance Solutions: Support Structure Data Analysis Best Practices

FlexRig Family of SolutionsTM - Pad Design FlexRig3 skid system is designed to meet the requirements for standard pad drilling. Typically customers drill 2-4 wells per pad. FlexRig5 skid system is a bi-directional design, with the typical pad having 2-4 wells, and in some cases range from 6-8 wells. The “walking” option for the FlexRig3 will enable us to capture additional market share and will enhance our Family of SolutionsTM offering. As a result of customer demand, we continue to upgrade standard FlexRig3s with skid and walking systems.

H&P U.S. Land Fleet – Family of SolutionsTM 1,500 hp AC Drive FlexRigs*, including 210 Upgraded or Upgradeable to Rig Specifications in High Demand** 218 Contracted H&P U.S. Land Rigs ** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (210) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (“Upgraded”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. * ~90% are optimal for multiple-well pad drilling applications. (As of May 16, 2018) Upgraded (~182) Other (~8) Potential Upgrade Candidates (~ 28 ) 1,500 hp AC Drive FlexRigs* (218) 1,150 hp AC Drive FlexRigs (0) 3,000 hp SCR Rigs (0)

* AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems (herein referred to as “Super-Spec Upgradable”) can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (herein referred to as “Super-Spec”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. Source: The above estimates corresponding to “Super-Spec” rig count are derived from multiple sources including Rig Data. Industry’s “Super-Spec*” and Upgradable Utilization

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. 0 40 80 120 160 200 240 280 320 360 HP NBR PTEN** PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S.* AC Drive Rigs (existing as of first quarter announcements of calendar 2018)

H&P’s Lead in U.S. Land AC Drive Rigs with 1,500hp Drawworks Rating * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. 0 40 80 120 160 200 240 280 320 360 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating * AC Drive Rigs with 1,500 hp Drawworks Rating (existing as of first quarter announcements of calendar 2018)

H&P Very Well Positioned to Gain Share Note: The above estimates are derived from multiple sources including Rig Data and corporate filings. * Includes ~60 FlexRigs that have been or can be upgraded to what some industry followers refer to as “super-spec” rigs. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of idle 1,500 hp AC Drive Land rigs not including those owned by HP, NBR, PTEN, and PDS. Idle 1,500 hp AC Drive Land Rigs (as of May 2018) 0 20 40 60 80 100 120 140 HP* NBR PTEN** PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating

Source: The above estimates corresponding to AC Drive market share are derived from Rig Data. AC Drive Gains Share with Relatively Flat Rig Count (Historical Example: January 2013 – January 2014)

As of October 2014 (Peak) (~1,930 Active Rigs in U.S. Land By Power Type) The Replacement Cycle Continues As of October 2008 (Peak) (~1,925 Active Rigs in U.S. Land By Power Type) As of May 2018 (~1,080 Active Rigs in U.S. Land By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. AC Drive Rigs 66% SCR Rigs 18% Mechanical Rigs 16%

The Replacement Cycle: Customer Adoption Next ~140 E&P Operators (~640 Active Rigs by Power Type) Top 10 E&P Operators (~250 Active Rigs by Power Type) Remaining E&P Operators (~190 Active Rigs by Power Type) Top 10 E&P Operators Next ~140 E&P Operators Remaining E&P Operators They represent the 10 most active E&P operators and employ ~23% of the industry’s active drilling rigs. They represent the next ~140 most active operators and employ ~59% of the industry’s active drilling rigs. They represent all other remaining active operators and employ ~18% of the industry’s active drilling rigs. ~97% of their rigs are drilling horizontal or directional wells. ~94% of their rigs are drilling horizontal or directional wells. ~75% of their rigs are drilling horizontal or directional wells. ~17% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. ~25% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. ~43% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. U.S. Land Market (as of May 2018) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. AC Drive Rigs 33% Legacy Rigs 67% AC Drive Rigs 70% Legacy Rigs 30% AC Drive Rigs 82% Legacy Rigs 18%

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data. The category “Large Operators” includes majors and large independent E&P operators.

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average - as of 5/16/18) H&P Global Fleet Under Term Contract Segment Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY18 FY18 FY19 FY19 FY19 FY19 FY20 U.S. Land 125.3 106.1 92.2 54.6 40.9 30.4 21.4 International Land 10.0 10.0 10.0 10.0 10.0 10.0 9.0 Offshore 1.9 0.3 0.0 0.0 0.0 0.0 0.0 Total 137.2 116.4 102.2 64.6 50.9 40.4 30.4 * The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 5/16/18. Given notifications as of 5/16/18, the Company expects to generate approximately $2 million in the third fiscal quarter of 2018 and approximately $3 million over the next 6 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees.

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2)

U.S. Land Average Rig Expense per Day * Excludes extraordinary items mentioned in a particular quarter’s press release (e.g. lawsuit settlement charges). ** Estimated average rig expense per day for operating rigs only excludes estimated expenses associated with transitory and idle rig costs (e.g. rig idling expenses, ongoing idle rig costs like property taxes and insurance, the start-up expenses related to the reactivation of idle rigs, and the estimated effect of idle rigs on standby).

Ten-Year Relative Shareholder Return Source: Nasdaq IR Insight (FactSet) as of May 10, 2018. 0% 100% 200% 300% HP NBR PTEN UNT PDS

Current Dividend Yields Source: Nasdaq IR Insight (FactSet). Yields calculated as of market close on May 10, 2018. 0% 1% 2% 3% 4% 5% HP NBR PTEN PDS UNT Dividend Yield (%)

Land Drilling Market Valuations Source: Nasdaq IR Insight (FactSet) as of May 10, 2018. $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 HP PTEN NBR UNT PDS Market Capitalization (Millions)